Exhibit 10.1

EXECUTION VERSION

SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

AND LIMITED CONSENT

THIS SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND LIMITED CONSENT is dated as of June 27, 2014 (this “Amendment”) by and among AMSURG CORP., a Tennessee corporation (the “Borrower”), each of the “Lenders” party to the Credit Agreement defined below (the “Lenders”) and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of May 28, 2010, as amended from time to time prior to the date hereof, among the Borrower, the Lenders party thereto and the Administrative Agent (as so amended, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective definitions given them in the Credit Agreement);

WHEREAS, the Borrower, Arizona Merger Corporation, a Delaware corporation, and Arizona II Merger Corporation, a Delaware corporation, entered into a Purchase Agreement and Agreement and Plan of Merger dated as of May 29, 2014 (the “Merger Agreement”) with Sunbeam GP Holdings, LLC, a Delaware limited liability company, Sunbeam GP LLC, a Delaware limited liability company, Sunbeam Holdings, L.P., a Delaware limited partnership, Sunbeam Primary Holdings, Inc., a Delaware corporation, and HFCP VI Securityholders’ Rep LLC, for the purpose of acquiring certain equity interests, assets and liabilities as more particularly set forth in the Merger Agreement (the “Sheridan Transaction”);

WHEREAS, the Borrower intends to create a new Wholly Owned Subsidiary, AmSurg Escrow Corp., a Tennessee corporation (the “New Subsidiary”), for the purpose of issuing Indebtedness to finance a portion of the purchase price payable in connection with the Sheridan Transaction;

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend or otherwise modify certain terms and provisions of the Credit Agreement on the terms and conditions more particularly set forth below; and

WHEREAS, in connection with the Sheridan Transaction, the Borrower has requested that the Administrative Agent and Lenders waive the New Subsidiary’s obligation to comply with Section 5.10 of the Credit Agreement and amend the Credit Agreement in certain respects, all as more particularly set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement.

(a) Section 1.1. of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

“Sheridan Transaction” means the acquisition by Borrower of certain equity interests, assets and liabilities pursuant to that certain Purchase Agreement and Agreement and Plan of Merger dated as of May 29, 2014, by and among the Borrower, Arizona Merger Corporation, a Delaware corporation, and Arizona II Merger Corporation, a Delaware corporation, Sunbeam GP Holdings, LLC, a Delaware limited liability company, Sunbeam GP LLC, a Delaware limited liability company, Sunbeam Holdings, L.P., a Delaware limited partnership, Sunbeam Primary Holdings, Inc., a Delaware corporation and HFCP VI Securityholders’ Rep LLC.

(b) The Credit Agreement is hereby amended by adding the following new Section 7.19 to the Credit Agreement as follows:

7.19 Holdco. The Borrower will not permit AmSurg Escrow Corp., a Tennessee corporation, to (i) engage in any trade or business other than the issuance of Indebtedness to finance a portion of the purchase price of the Sheridan Transaction (such Indebtedness, the “Sheridan Acquisition Indebtedness”), (ii) own any assets other than cash and cash equivalents to the extent resulting from the issuance of the Sheridan Acquisition Indebtedness, or (iii) use the proceeds of any cash or cash equivalents received from the issuance of the Sheridan Acquisition Indebtedness for any purpose other than to pay a portion of the purchase price payable in connection with the Sheridan Transaction.

Section 2. Consent. The Lenders hereby consent and agree that, notwithstanding the terms of the Credit Agreement: (i) solely for purposes of compliance with the negative covenants contained in Article VII of the Credit Agreement (other than Section 7.19), the New Subsidiary will be deemed not to be a Subsidiary of the Borrower, (ii) any Indebtedness of the New Subsidiary will be excluded for all purposes of the Credit Agreement (other than Section 8.1(f)) and the other Loan Documents, including without limitation, determining compliance with the financial covenants contained in Article VI of the Credit Agreement, (iii) any Liens granted by the New Subsidiary to secure its issuance of the Sheridan Acquisition Indebtedness shall not be subject to the provisions of Section 5.14 of the Credit Agreement and (iv) the Borrower shall be permitted to make an Investment in cash in the New Subsidiary in an aggregate amount necessary (but only in an amount necessary) to pay the accrued interest on the Sheridan Acquisition Indebtedness through the Outside Date (as defined below); provided, however, that neither the Borrower nor any of its Subsidiaries (other than the New Subsidiary): (a) shall guarantee or provide any other credit support for the Sheridan Acquisition Indebtedness or (b) grant a Lien in any of their respective assets to secure any of the Sheridan Acquisition Indebtedness. The consent and agreement contained in this Section 2 is limited in nature and shall only be effective for the period from the date of the effectiveness of this Amendment through the earlier of: (x) the date of termination of the escrow agreement entered into by the New Subsidiary with respect to the Sheridan Acquisition Indebtedness and (y) November 29, 2014 (the “Outside Date”). The Borrower acknowledges and agrees that the consent and agreement contained in this Section shall not be deemed to be or constitute a consent or agreement to any future action or inaction on the part of the Borrower or any of its Subsidiaries that might result in a Default or Event of Default, and, except as expressly provided therein, shall not constitute a waiver of any covenant, term or provision in the Credit Agreement or any other Loan Document, or hinder, restrict or otherwise modify the rights and remedies of the Lenders or the Administrative Agent following the occurrence of any Default or Event of Default.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the truth and accuracy of the representations set forth in Section 4 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(i) This Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent;

(ii) A Reaffirmation of Obligations Under Loan Documents duly executed by the Borrower and each other Loan Party; and

(ii) The Administrative Agent shall have received a duly executed copy of an amendment to the Note Purchase Agreement, in form and substance satisfactory to the Administrative Agent and its counsel.

Section 4. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization, etc. Each of the Borrower and the other Loan Parties have the right and power, and have taken all necessary action to authorize them, to execute and deliver this Amendment and to perform their respective obligations hereunder, under the Credit Agreement, as amended by this Amendment, under the Subsidiary Guarantee Agreement, and the other Loan Documents to which they are a party in accordance with their respective terms. This Amendment has been duly executed and delivered by each Loan Party a party hereto. This Amendment, the Credit Agreement, as amended by this Amendment, and the Subsidiary Guarantee Agreement, each constitute the valid and binding obligations of the Loan Parties party thereto, enforceable against them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b) Approvals and No Conflict. The execution and delivery by the Borrower and the other Loan Parties of this Amendment and the performance by the Borrower and the other Loan Parties, as applicable, of this Amendment, the Credit Agreement, as amended by this Amendment, and the Subsidiary Guarantee Agreement, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person or violate any Requirements of Law applicable to the Loan Parties or any judgment, order or ruling of any Governmental Authority; (ii) violate or result in a default under any Material Contract binding on the Loan Parties or any of their assets or give rise to a right thereunder to require any payment to be made by the Loan Parties; or (iii) result in the creation or imposition of any Lien on any asset of the Loan Parties.

(c) Reaffirmation. As of the date of this Amendment and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents is true and correct in all material respects (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).

(d) No Default. As of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

(e) No Impairment of Liens. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(f) No Material Adverse Effect. Since the date of the most recent financial statements of the Borrower described in Section 5.1(a) of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.

(g) Disclosure. The Loan Parties have disclosed to the Lenders all agreements, instruments, and corporate or other restrictions to which the Loan Parties or any of their Subsidiaries are subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither this Amendment nor any other Loan Document contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made.

Section 5. Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for its reasonable out-of-pocket fees, costs and expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith.

Section 6. Release. In consideration of the amendments contained herein, the Borrower, for itself and each of the other Loan Parties, hereby waives and releases each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement, the Subsidiary Guarantee Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 7. Effect; Ratification.

(a) Except as expressly herein amended, the terms and conditions of the Credit Agreement, the Subsidiary Guarantee Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The Credit Agreement and the Subsidiary Guarantee Agreement are hereby ratified and confirmed in all respects. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is a Loan Document.

(b) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c) Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any collateral (including the Collateral) securing the Obligations.

(d) This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(e) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 8. Reaffirmation of Obligations under Loan Documents.

(a) The Borrower, on behalf of each of the Loan Parties hereby: (i) agrees that the amendments contained in this Amendment shall not in any way affect the validity and/or enforceability of any Loan Document, or reduce, impair or discharge the obligations of such Person thereunder; (ii) reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the other Loan Documents to which such Person is a party; and (iii) confirms that the liens and security interests created by the Loan Documents continue to secure the Obligations.

(b) Each of the undersigned Wholly Owned Subsidiaries hereby represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties applicable to such Wholly Owned Subsidiary made by the Borrower in Section 4 of this Amendment are true and correct.

Section 9. Further Assurances. The Borrower agrees to, and to cause any Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 10. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TENNESSEE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 11. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to Revolving Credit Agreement and Limited Consent to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER: AMSURG CORP.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Executive Vice President and Chief
Financial Officer

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER: SUNTRUST BANK as Administrative Agent, as Issuing Bank, and as a Lender

By:	/s/ Katherine Bass
Name:	Katherine Bass
Title:	Director

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

REGIONS BANK

By:	/s/ Peter P. Little
Name:	Peter P. Little
Title:	Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ H. Hope Walker
Name:	H. Hope Walker
Title:	VP

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Gregory T. Martin
Name:	Gregory T. Martin
Title:	Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

US BANK NATIONAL ASSOCIATION

By:	/s/ Mark Utlaut
Name:	Mark Utlaut
Title:	Senior Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Bradley Sands
Name:	Bradley Sands
Title:	Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

FIFTH THIRD BANK, N.A.

By:	/s/ Vera B. McEvoy
Name:	Vera B. McEvoy
Title:	Relationship Manager

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Sanya Valeva
Name:	Sanya Valeva
Title:	Senior Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

UNION BANK, N.A.

By:	/s/ Hermogene “Al” Torres
Name:	Hermogene “Al” Torres
Title:	Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

WELLS FARGO BANK, N.A.

By:	/s/ Monique Gasque
Name:	Monique Gasque
Title:	Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

CITIBANK, N.A.

By:	/s/ Alvaro De Velasco
Name:	Alvaro De Velasco
Title:	Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Cathy Wind
Name:	Cathy Wind
Title:	SVP

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

COMPASS BANK

By:	/s/ Mark Taylor
Name:	Mark Taylor
Title:	SVP

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

SYNOVUS BANK

By:	/s/ Anne H. Lovette
Name:	Anne H. Lovette
Title:	Senior Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

CADENCE BANK, N.A.

By:	/s/ Andrew Warfield
Name:	Andrew Warfield
Title:	Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorize Signatory

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent

LENDER:

AVENUE BANK

By:	/s/ Carol S. Titus
Name:	Carol S. Titus
Title:	Senior Vice President

Signature page to Seventh Amendment to Revolving Credit Agreement and Limited Consent